UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2022

Air Products and Chemicals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard

Allentown, Pennsylvania 18106-5500

(Address of principal executive offices and zip code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 3, 2022, Air Products and Chemicals, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). There were 193,833,940 shares of common stock represented at the meeting by valid proxies or voted at the meeting, which was approximately 87.43% of the shares of common stock entitled to vote at the meeting and which constituted a quorum. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are set forth below.

1.

Election of Directors. Each of the nominees for director was elected to serve until the Company’s 2023 Annual Meeting of Shareholders and until his or her successor is elected and qualified or until his or her earlier retirement, resignation, removal or death. The voting results were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Charles I. Cogut	174,094,174	5,061,466	157,432	14,520,868
Lisa A. Davis	173,571,271	5,616,177	125,624	14,520,868
Seifollah Ghasemi	172,619,001	5,870,572	823,499	14,520,868
David H.Y. Ho	177,681,762	1,488,448	142,862	14,520,868
Edward L. Monser	157,486,670	21,313,246	513,156	14,520,868
Matthew H. Paull	175,143,972	4,019,406	149,694	14,520,868
Wayne T. Smith	178,241,355	926,932	144,785	14,520,868

2.

Advisory Vote on Executive Officer Compensation. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
167,297,650 (93.57% of the votes cast)	11,494,711	520,711	14,520,868

3.

Ratification of Appointment of Independent Auditors. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022 by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
192,429,690 (99.44% of the votes cast)	1,069,974	334,276	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: February 4, 2022	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President,
General Counsel and Secretary

3